UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Enhanced Global Bond Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

14 Performance Summary

16 Investment Portfolio

42 Statement of Assets and Liabilities

44 Statement of Operations

46 Statement of Changes in Net Assets

47 Financial Highlights

51 Notes to Financial Statements

70 Report of Independent Registered Public Accounting Firm

71 Information About Your Fund's Expenses

73 Tax Information

74 Advisory Agreement Board Considerations and Fee Evaluation

79 Board Members and Officers

84 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s currency overlay strategy is dependent on the effectiveness and implementation of portfolio management’s proprietary models. As part of its currency strategy, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 14 through 15 for more complete performance information.

Investment Process

Portfolio management typically considers a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics, and changes in supply and demand within the global bond markets. In choosing individual bonds, portfolio management looks for bonds that have attractive yields and show improving credit.

In addition to the fund’s main investment strategy, we may, based on our investment outlook, seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies across developed and emerging-markets currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular, foreign currency contracts.

Deutsche Enhanced Global Bond Fund returned –3.41% during the 12-month period ended October 31, 2015, underperforming the –3.07% return of the benchmark, the Barclays Global Aggregate Bond Index, but outpacing the –3.85% average return of its Morningstar peer group, World Bond Funds.

Global developed-market government bonds generally performed well during the past year, but this was more than offset by the meaningful downturns in the higher-risk areas of the market. Evidence of decelerating global economic growth was the primary reason for this divergence. China, in particular, showed signs of slowing, which contributed to both declining investor risk appetites and a sharp downturn in the prices of oil and other commodities. Falling commodity prices, in turn, weighed heavily on both exporting economies in the emerging world and the many energy issuers in the U.S. high-yield market. These factors contributed to significant underperformance for both high-yield and emerging-markets bonds during the annual period.

On the other end of the spectrum, the backdrop of slowing growth was a positive for government bonds in both the United States and the developed world. The developed markets were also supported by favorable central bank policy, highlighted by aggressive quantitative easing policies in Europe and Japan, as well as the continuation of the U.S. Federal Reserve Board (the Fed) policy of near-zero interest rates. The falling yields (and rising prices) for government issues fed through to other rate-sensitive market segments, such as U.S. mortgage-backed securities and investment-grade corporate bonds.

Central bank policies also translated to performance results in the currency markets. For the majority of the period, the consensus among investors was that the Fed was much closer to the point of tightening its monetary policy than other major global central banks. Since tighter policy typically translates to stronger currency performance, this backdrop was a distinct positive for the U.S. dollar relative to the euro and Japanese yen. The greenback also performed well against both the Australian and New Zealand dollars, which were pressured by the protracted decline in commodity prices. Emerging-markets currencies, which were hit by the two-pronged combination of slowing growth and capital flight, generally underperformed developed-market currencies by a wide margin.

"We believe elevated volatility provides us with the opportunity to use our 'go-anywhere' approach to identify mispricings in both the currency and fixed-income markets."

Fund Performance

The fund employs an active approach designed to take advantage of opportunities in both the bond and currency markets worldwide. Our bond strategy detracted from performance during the past year, but this was offset to some degree by our favorable positioning within currencies.

In the fund’s currency strategy, we added value through short positions in the euro and Japanese yen in the first half of the year. During this time, the U.S. dollar surged against both currencies due to the gap between the growth rates and expected monetary policies in each region. In the second half of the year, we moved to a long position in both currencies after they showed the ability to perform well in the "risk-off" environment. However, the positive contribution from these decisions were counterbalanced somewhat by our positions in emerging-markets currencies. At the close of the period, our core view on the global currency markets was that the U.S. dollar is poised for continued strength. Accordingly, the fund held short positions in the euro, the Taiwanese dollar and the New Zealand kiwi, together with a long position in the Indian rupee, as of October 31, 2015.

The fund’s overall positioning within fixed income detracted from performance somewhat, due largely to its allocations to high-yield bonds and the emerging markets. Our weighting in these segments was an important factor in the fund’s positive performance from the beginning of 2012 through the end of 2014, and we continued to favor the credit sectors coming into the reporting period due to their above average yields and the backdrop of positive global growth. However, the rapid downturn in both asset classes caused this positioning to detract from performance during the past year.

We took steps to reduce risk in the portfolio by taking down our weightings in high yield and the emerging markets as the year progressed. We elected to redeploy the proceeds of these sales into cash and U.S. Treasuries, a move that provided a measure of defensiveness to the portfolio at a time of elevated volatility and periodic "flights to quality." We also chose to become more defensive with regard to our positioning in both areas. Within the high-yield portfolio, we increased overall credit quality and reduced the fund’s weighting in commodity-sensitive issuers. In the emerging markets, we reduced our allocation to corporate bonds in general and to Brazilian corporates in particular, while increasing the fund’s weighting in government issues. The remaining position in corporates is largely focused on the higher-rated debt of companies whose cash flows aren’t dependent on commodity prices. We also focused on the more stable countries within the asset class, such as Mexico, India and Indonesia, while avoiding higher-risk markets. Not least, we maintained an emphasis on dollar-denominated debt over local-currency issues.

The fund’s duration positioning was also a modest negative, as we positioned the fund with an interest-rate sensitivity below that of the benchmark during the first half of the year. Given that yields fell (as prices rose) in the first six months of the period, this aspect of our positioning prevented us from capitalizing on the full extent of the rally in investment-grade bonds during this time. In the second half of the year, we moved the fund’s duration closer to that of the benchmark and ended the period with a duration of 6.2 years.

The fund’s investment-grade allocation performed well in the environment of falling yields. We continued to favor structured products (mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities) over investment-grade corporate bonds, which added value during the past year. Our allocation to non-U.S. developed-market government bonds was a positive for performance as well, highlighted by our investments in the peripheral European markets.

The fund employed derivatives during the period to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the fund’s use of derivatives contributed positively to performance during the past year, particularly within the currency space.

Outlook and Positioning

We hold a cautious view on the financial markets, and we have positioned the portfolio for an environment of continued volatility. Growth has slowed across the globe, and the potential for a recession — while still not the most likely scenario — has increased. In addition, Fed policy and China’s economic outlook represented important sources of uncertainty as the period drew to a close. We believe these circumstances indicate that an emphasis on managing risk, rather than reaching for yield, is the prudent course in the current environment.

At the same time, we believe elevated volatility provides us with the opportunity to use our "go-anywhere" approach to identify mispricings in both the currency and fixed-income markets — a flexible strategy that enabled the fund to outperform in the potentially challenging environment of the past year.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprising of three component indices: the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar World Bond Funds category represents funds having more than 40% of bonds invested in foreign markets.

Quantitative easing entails a central bank's purchase of government bonds and other fixed-income securities in the market in an effort to increase the money supply.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–3.41%	–0.18%	3.23%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–7.76%	–1.09%	2.76%
Barclays Global Aggregate Bond Index†	–3.07%	0.61%	3.89%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–4.13%	–0.95%	2.43%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–6.89%	–1.12%	2.43%
Barclays Global Aggregate Bond Index†	–3.07%	0.61%	3.89%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–4.13%	–0.92%	2.46%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–4.13%	–0.92%	2.46%
Barclays Global Aggregate Bond Index†	–3.07%	0.61%	3.89%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	–3.17%	0.09%	3.51%
Barclays Global Aggregate Bond Index†	–3.07%	0.61%	3.89%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 1.23%, 2.06%, 1.99% and 0.95% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Enhanced Global Bond Fund — Class A ■ Barclays Global Aggregate Bond Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

† Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.

	Class A	Class B	Class C	Class S
Net Asset Value
10/31/15	$ 8.91	$ 8.93	$ 8.92	$ 8.90
10/31/14	$ 9.67	$ 9.68	$ 9.67	$ 9.66
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .30	$ .23	$ .23	$ .32
October Income Dividend	$ .0164	$ .0107	$ .0107	$ .0183
Capital Gain Distributions, Twelve Months	$ .10	$ .10	$ .10	$ .10
Return of Capital	$ .04	$ .04	$ .04	$ .04
SEC 30-day Yield††	2.18%	1.54%	1.54%	2.54%
Current Annualized Distribution Rate††	2.21%	1.44%	1.44%	2.47%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.88%, 1.29%, 1.26% and 2.30% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.91%, 1.19%, 1.16% and 2.23% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2015

		Principal Amount ($)(a)	Value ($)

Bonds 97.4%
Australia 0.8%
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020 (Cost $661,533)		595,000	660,044
Barbados 0.3%
Columbus International, Inc., 144A, 7.375%, 3/30/2021 (Cost $214,500)		200,000	208,000
Bermuda 0.4%
Digicel Group Ltd., 144A, 7.125%, 4/1/2022		300,000	247,500
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		30,000	29,475
144A, 8.5%, 10/15/2022		15,000	16,313
(Cost $355,500)			293,288
British Virgin Islands 0.5%
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020 (Cost $459,264)		500,000	405,000
Canada 1.7%
1011778 BC Unlimited Liability Co., 144A, 4.625%, 1/15/2022		15,000	15,225
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		5,000	4,200
144A, 5.625%, 6/1/2024		15,000	12,375
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		205,000	158,465
144A, 7.5%, 3/15/2025		15,000	11,663
Cascades, Inc., 144A, 5.5%, 7/15/2022		25,000	24,313
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,075
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		15,000	13,050
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		55,000	41,869
144A, 7.0%, 2/15/2021		40,000	29,600
Masonite International Corp., 144A, 5.625%, 3/15/2023		25,000	26,125
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		10,000	10,175
MEG Energy Corp., 144A, 7.0%, 3/31/2024		145,000	125,425
Novelis, Inc., 8.75%, 12/15/2020		310,000	310,775
Open Text Corp., 144A, 5.625%, 1/15/2023		25,000	25,250
Pacific Exploration & Production Corp., 144A, 5.375%, 1/26/2019		200,000	87,000
Quebecor Media, Inc., 5.75%, 1/15/2023		15,000	15,375
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		10,000	9,100
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		50,000	43,500
144A, 5.875%, 5/15/2023		45,000	37,884
144A, 6.125%, 4/15/2025 (b)		130,000	109,362
144A, 7.5%, 7/15/2021		120,000	109,500
Yamana Gold, Inc., 4.95%, 7/15/2024		160,000	146,802
(Cost $1,697,695)			1,372,108
Cayman Islands 0.9%
Noble Holding International Ltd., 4.0%, 3/16/2018		20,000	18,384
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		170,000	143,855
Transocean, Inc., 4.3%, 10/15/2022		370,000	241,839
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		200,000	200,250
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		135,000	143,775
(Cost $905,570)			748,103
Chile 0.5%
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025		200,000	198,376
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		200,000	187,699
(Cost $394,166)			386,075
Colombia 0.6%
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022 (Cost $532,500)		500,000	513,750
Costa Rica 0.2%
Republic of Costa Rica, 144A, 7.158%, 3/12/2045 (Cost $184,813)		200,000	180,500
Dominican Republic 0.7%
Dominican Republic, 144A, 5.5%, 1/27/2025 (Cost $559,625)		550,000	543,125
El Salvador 0.3%
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	89,250
144A, 7.65%, 6/15/2035		200,000	181,250
(Cost $312,000)			270,500
France 0.5%
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b) (Cost $365,000)		365,000	374,535
Germany 7.0%
Federal Republic of Germany, Series 172, REG S, 0.25%, 10/16/2020	EUR	5,000,000	5,585,113
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		200,000	205,560
(Cost $5,966,612)			5,790,673
Hungary 0.4%
Republic of Hungary:
4.0%, 3/25/2019		200,000	209,500
Series 19/A, 6.5%, 6/24/2019	HUF	23,200,000	94,040
(Cost $313,457)			303,540
India 0.3%
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025 (Cost $256,573)		250,000	250,705
Indonesia 0.4%
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.325%, 5/28/2025		200,000	194,000
Republic of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	93,919
(Cost $299,707)			287,919
Ireland 0.2%
AerCap Ireland Capital Ltd., 3.75%, 5/15/2019 (Cost $141,219)		140,000	141,680
Israel 0.3%
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023 (Cost $253,750)		250,000	253,750
Japan 5.8%
Japan Government Five Year Bond, Series 124, 0.1%, 6/20/2020 (Cost $4,609,039)	JPY	571,950,000	4,752,726
Kazakhstan 0.2%
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023 (Cost $243,051)		250,000	202,600
Luxembourg 1.7%
Actavis Funding SCS, 4.75%, 3/15/2045		2,000	1,913
ArcelorMittal:
5.125%, 6/1/2020		10,000	9,609
6.125%, 6/1/2018		500,000	501,250
Evraz Group SA, 144A, 6.5%, 4/22/2020		200,000	193,400
Intelsat Jackson Holdings SA, 5.5%, 8/1/2023		290,000	239,069
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		75,000	65,250
144A, 4.875%, 4/15/2020		20,000	19,175
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		200,000	164,500
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		200,000	206,663
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		15,000	15,825
(Cost $1,523,650)			1,416,654
Malaysia 2.3%
Government of Malaysia, 144A, 3.043%, 4/22/2025 (b) (Cost $2,000,000)		2,000,000	1,927,300
Marshall Islands 0.1%
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022 (Cost $92,138)		90,000	70,763
Mauritius 0.3%
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024 (Cost $250,000)		250,000	230,050
Mexico 6.8%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	10,000,000	596,568
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		200,000	224,400
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		500,000	507,500
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		400,000	382,000
United Mexican States:
4.6%, 1/23/2046		200,000	185,500
Series M, 4.75%, 6/14/2018	MXN	60,400,000	3,684,975
(Cost $6,724,089)			5,580,943
Namibia 0.6%
Republic of Namibia, 144A, 5.25%, 10/29/2025 (Cost $495,215)		500,000	495,000
Netherlands 0.9%
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		500,000	537,150
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		45,000	45,450
Lukoil International Finance BV, 144A, 3.416%, 4/24/2018		200,000	194,932
(Cost $783,110)			777,532
New Zealand 1.8%
Government of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027 (Cost $1,529,315)	NZD	2,000,000	1,505,415
Paraguay 0.2%
Banco Continental SAECA, 144A, 8.875%, 10/15/2017 (Cost $218,750)		200,000	202,877
Peru 1.6%
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	518,350
Republic of Peru, 2.75%, 1/30/2026 (c)	EUR	750,000	823,129
(Cost $1,345,671)			1,341,479
Portugal 2.4%
Portugal Obrigacoes do Tesouro:
REG S, 144A, 4.1%, 2/15/2045	EUR	1,200,000	1,444,835
REG S, 144A, 4.35%, 10/16/2017	EUR	440,000	521,543
(Cost $2,223,425)			1,966,378
Romania 1.4%
Government of Romania, REG S, 2.75%, 10/29/2025 (Cost $1,124,686)	EUR	1,000,000	1,112,021
Russia 0.6%
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		200,000	201,500
Vnesheconombank, 144A, 6.902%, 7/9/2020		250,000	255,080
(Cost $437,880)			456,580
Slovenia 0.5%
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	213,626
144A, 5.5%, 10/26/2022		200,000	226,332
(Cost $417,414)			439,958
South Africa 1.0%
Republic of South Africa, Series R186, 10.5%, 12/21/2026 (Cost $920,484)	ZAR	9,800,000	817,446
Spain 3.1%
Kingdom of Spain, REG S, 144A, 4.65%, 7/30/2025	EUR	1,068,000	1,489,375
Kingdom of Spain-Inflation Linked Bond, REG S, 144A, 1.0%, 11/30/2030	EUR	972,311	1,059,793
(Cost $2,591,921)			2,549,168
Sri Lanka 1.2%
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	480,000
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	196,503
144A, 6.85%, 11/3/2025 (c)		280,000	278,250
(Cost $981,500)			954,753
Turkey 0.3%
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019 (Cost $249,625)		250,000	249,426
United Kingdom 1.3%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		200,000	172,635
144A, 4.125%, 9/27/2022 (b)		330,000	270,663
Barclays Bank PLC, 7.625%, 11/21/2022		390,000	445,331
HSBC Holdings PLC, 6.375%, 12/29/2049		200,000	197,500
(Cost $1,112,960)			1,086,129
United States 47.3%
AbbVie, Inc., 3.6%, 5/14/2025		55,000	54,067
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		10,000	10,438
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		140,000	148,078
ADT Corp.:
3.5%, 7/15/2022 (b)		25,000	23,438
5.25%, 3/15/2020		40,000	42,400
6.25%, 10/15/2021 (b)		15,000	16,200
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		40,000	42,050
Alere, Inc., 144A, 6.375%, 7/1/2023		25,000	26,000
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		20,000	20,600
Ally Financial, Inc.:
3.25%, 2/13/2018		35,000	35,175
4.125%, 3/30/2020 (b)		40,000	41,300
AmeriGas Finance LLC:
6.75%, 5/20/2020		30,000	31,088
7.0%, 5/20/2022		105,000	110,775
Antero Resources Corp.:
5.125%, 12/1/2022		45,000	40,387
144A, 5.625%, 6/1/2023		25,000	23,000
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		20,000	16,100
APX Group, Inc., 6.375%, 12/1/2019		15,000	14,588
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		25,000	24,563
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		25,000	26,813
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		25,000	23,125
AT&T, Inc.:
2.45%, 6/30/2020		45,000	44,560
3.4%, 5/15/2025		75,000	72,779
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		5,000	5,035
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		60,000	59,775
5.5%, 4/1/2023 (b)		15,000	15,544
Ball Corp., 5.25%, 7/1/2025 (b)		35,000	35,569
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		55,000	49,838
5.165%, 8/1/2044		55,000	49,648
Belden, Inc., 144A, 5.5%, 9/1/2022		30,000	29,700
Berry Plastics Corp., 5.5%, 5/15/2022		140,000	144,200
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		15,000	14,025
Boyd Gaming Corp., 6.875%, 5/15/2023		20,000	21,200
Caleres, Inc., 144A, 6.25%, 8/15/2023		15,000	15,150
California Resources Corp.:
5.0%, 1/15/2020		10,000	7,275
5.5%, 9/15/2021		22,000	15,125
6.0%, 11/15/2024		20,000	13,600
Calpine Corp.:
5.375%, 1/15/2023 (b)		35,000	33,469
5.75%, 1/15/2025 (b)		35,000	33,163
Cardtronics, Inc., 5.125%, 8/1/2022		20,000	19,400
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		30,000	28,538
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		140,000	132,810
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		50,000	50,125
144A, 5.375%, 5/1/2025 (b)		40,000	39,600
144A, 5.875%, 5/1/2027		65,000	65,000
CCO Safari II LLC:
144A, 4.908%, 7/23/2025		25,000	25,412
144A, 6.484%, 10/23/2045		15,000	15,555
CDW LLC, 6.0%, 8/15/2022		55,000	59,028
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		10,000	10,011
Series T, 5.8%, 3/15/2022		35,000	34,038
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		205,000	196,952
144A, 6.375%, 9/15/2020		55,000	55,069
Chemours Co.:
144A, 6.625%, 5/15/2023		20,000	14,925
144A, 7.0%, 5/15/2025		10,000	7,450
Chesapeake Energy Corp., 5.75%, 3/15/2023 (b)		90,000	56,700
Chiquita Brands International, Inc., 7.875%, 2/1/2021		8,000	8,490
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		20,000	20,600
Series B, 6.5%, 11/15/2022		205,000	213,712
Series B, 7.625%, 3/15/2020		85,000	88,187
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		30,000	29,700
CNO Financial Group, Inc.:
4.5%, 5/30/2020		10,000	10,400
5.25%, 5/30/2025		20,000	21,250
CommScope, Inc., 144A, 4.375%, 6/15/2020		15,000	15,300
Community Health Systems, Inc., 6.875%, 2/1/2022 (b)		325,000	327,437
Concho Resources, Inc., 5.5%, 4/1/2023		70,000	70,350
Cott Beverages, Inc.:
5.375%, 7/1/2022		60,000	59,700
6.75%, 1/1/2020		25,000	26,500
Credit Suisse Commercial Mortgage Trust, "A3", Series 2006-C3, 5.824%*, 6/15/2038		25,397	25,580
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		10,000	8,500
CVS Health Corp., 5.125%, 7/20/2045		40,000	42,883
CyrusOne LP:
6.375%, 11/15/2022		10,000	10,325
144A, 6.375%, 11/15/2022		30,000	30,975
D.R. Horton, Inc., 4.0%, 2/15/2020		10,000	10,300
Dana Holding Corp., 5.5%, 12/15/2024		25,000	24,938
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		410,000	444,536
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.196%*, 3/15/2018		150,000	150,000
Delphi Corp., 5.0%, 2/15/2023		20,000	20,925
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		10,000	8,996
Discovery Communications LLC, 4.875%, 4/1/2043		15,000	13,263
DISH DBS Corp.:
4.25%, 4/1/2018		25,000	24,969
5.0%, 3/15/2023		125,000	115,625
7.875%, 9/1/2019		105,000	115,215
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		55,000	57,337
144A, 5.75%, 3/1/2023		52,500	55,322
Dynegy, Inc.:
7.375%, 11/1/2022		30,000	30,075
7.625%, 11/1/2024 (b)		55,000	55,137
E*TRADE Financial Corp., 4.625%, 9/15/2023		25,000	25,813
EarthLink Holdings Corp., 7.375%, 6/1/2020		20,000	20,650
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		25,000	24,000
144A, 8.125%, 9/15/2023		40,000	40,100
Endo Finance LLC, 144A, 5.375%, 1/15/2023		30,000	29,421
Endo Ltd., 144A, 6.0%, 2/1/2025		20,000	19,850
EnerSys, 144A, 5.0%, 4/30/2023		5,000	5,075
EP Energy LLC, 6.375%, 6/15/2023 (b)		30,000	22,575
Equinix, Inc., (REIT), 5.375%, 4/1/2023		55,000	57,200
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		65,000	62,836
Fannie Mae Connecticut Avenue Securities, "1M2", Series 2015-C01, 4.494%*, 2/25/2025		1,000,000	964,773
Federal Home Loan Mortgage Corp.:
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		768,588	79,817
"ZG", Series 4213, 3.5%, 6/15/2043		483,919	482,159
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		486,052	82,972
5.5%, 6/1/2035		1,221,852	1,361,213
"SP", Series 4047, Interest Only, 6.454%**, 12/15/2037		516,695	77,142
"JS", Series 3572, Interest Only, 6.604%**, 9/15/2039		491,684	73,735
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		334,224	58,590
4.0%, 7/1/2042 (c)		5,000,000	5,322,265
5.5%, 8/1/2037		644,824	725,672
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		53,000	53,942
First Data Corp., 144A, 8.75%, 1/15/2022		20,000	21,060
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2014-DN2, 3.794%*, 4/25/2024		500,000	466,896
Frontier Communications Corp.:
6.25%, 9/15/2021		20,000	17,860
6.875%, 1/15/2025		85,000	73,448
7.125%, 1/15/2023		145,000	129,412
8.5%, 4/15/2020		205,000	211,150
FTI Consulting, Inc., 6.0%, 11/15/2022		15,000	15,900
Gates Global LLC, 144A, 6.0%, 7/15/2022		30,000	24,075
General Electric Co., 2.7%, 10/9/2022		310,000	310,152
General Motors Financial Co., Inc., 3.2%, 7/13/2020		50,000	49,604
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	40,375
Global Partners LP, 7.0%, 6/15/2023		35,000	32,900
Government National Mortgage Association:
"HX", Series 2012-91, 3.0%, 9/20/2040		356,017	366,299
"GC", Series 2010-101, 4.0%, 8/20/2040		300,000	325,645
"ME", Series 2014-4, 4.0%, 1/16/2044		800,000	865,713
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		482,962	62,213
"ZY", Series 2015-99, 4.0%, 7/20/2045		257,752	259,253
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		1,278,396	68,577
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		410,013	69,070
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		871,666	56,711
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		988,850	43,714
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		374,917	68,021
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		477,150	90,389
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		325,567	56,976
7.0%, 1/15/2029		27,872	28,936
7.0%, 2/15/2029		16,459	17,449
Group 1 Automotive, Inc., 5.0%, 6/1/2022 (b)		30,000	30,300
Gulfport Energy Corp., 6.625%, 5/1/2023		15,000	13,725
HCA, Inc.:
6.5%, 2/15/2020		270,000	302,062
7.5%, 2/15/2022		225,000	258,750
HD Supply, Inc., 11.5%, 7/15/2020		40,000	45,250
Hewlett Packard Enterprise Co.:
144A, 4.9%, 10/15/2025		50,000	49,407
144A, 6.35%, 10/15/2045		25,000	24,218
Hexion, Inc., 6.625%, 4/15/2020		135,000	114,412
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		30,000	27,150
144A, 5.75%, 10/1/2025		45,000	41,625
Hilton U.S.A. Trust, "DFL", Series 2013-HLF, 144A, 2.944%*, 11/5/2030		620,843	620,455
Hologic, Inc., 144A, 5.25%, 7/15/2022		15,000	15,656
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		140,000	144,569
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		15,000	14,550
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		60,000	65,400
IMS Health, Inc., 144A, 6.0%, 11/1/2020		20,000	20,700
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		30,000	28,425
International Lease Finance Corp.:
6.25%, 5/15/2019		10,000	10,875
8.75%, 3/15/2017		95,000	102,481
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023 (b)		10,000	9,920
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		25,000	24,188
144A, 7.25%, 6/1/2021		50,000	52,312
144A, 8.25%, 2/1/2020		135,000	141,412
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		10,000	7,550
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	130,759
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051		747,907	788,028
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		497,593	508,122
Kinder Morgan, Inc.:
3.05%, 12/1/2019		100,000	96,934
5.55%, 6/1/2045		80,000	67,348
KLA-Tencor Corp., 4.65%, 11/1/2024		60,000	60,417
Laredo Petroleum, Inc., 6.25%, 3/15/2023		40,000	38,400
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		541,488	560,992
Legg Mason, Inc., 5.625%, 1/15/2044		140,000	145,367
Level 3 Financing, Inc.:
5.375%, 8/15/2022		110,000	111,925
144A, 5.375%, 5/1/2025		25,000	25,063
6.125%, 1/15/2021		160,000	168,600
7.0%, 6/1/2020		90,000	95,400
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		30,000	31,800
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		20,000	18,488
Mediacom Broadband LLC, 6.375%, 4/1/2023		10,000	9,650
Memorial Resource Development Corp., 5.875%, 7/1/2022		35,000	32,988
Meritor, Inc., 6.75%, 6/15/2021		15,000	14,813
MGM Resorts International:
6.625%, 12/15/2021		200,000	213,500
6.75%, 10/1/2020		15,000	15,975
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		30,000	29,310
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		30,000	31,650
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		115,000	120,236
Newfield Exploration Co., 5.375%, 1/1/2026		20,000	19,000
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		30,000	27,825
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		20,000	20,325
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		5,000	4,135
NRG Energy, Inc., 6.25%, 5/1/2024		160,000	143,200
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)		80,000	68,200
6.875%, 1/15/2023 (b)		30,000	25,950
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		245,000	249,091
ONEOK Partners LP, 4.9%, 3/15/2025 (b)		100,000	92,194
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		30,000	31,200
Oshkosh Corp., 5.375%, 3/1/2025		5,000	5,025
Parsley Energy LLC, 144A, 7.5%, 2/15/2022 (b)		5,000	5,038
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		908,843	907,321
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		25,000	25,563
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		15,000	15,975
Plantronics, Inc., 144A, 5.5%, 5/31/2023		10,000	10,175
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		25,000	24,750
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		35,000	29,750
Ply Gem Industries, Inc., 6.5%, 2/1/2022		15,000	14,325
Range Resources Corp., 144A, 4.875%, 5/15/2025		25,000	22,375
Regency Energy Partners LP, 5.0%, 10/1/2022		20,000	19,437
Reynolds American, Inc.:
4.45%, 6/12/2025		20,000	20,870
5.85%, 8/15/2045		10,000	11,093
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		350,000	364,000
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		5,000	4,625
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		20,000	18,600
RSP Permian, Inc.:
6.625%, 10/1/2022		60,000	59,400
144A, 6.625%, 10/1/2022		15,000	14,850
Sabine Pass Liquefaction LLC:
144A, 5.625%, 3/1/2025		35,000	33,556
5.75%, 5/15/2024		170,000	164,050
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023 (b)		5,000	5,075
SBA Communications Corp., 5.625%, 10/1/2019		15,000	15,675
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021 (b)		10,000	9,975
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		20,000	21,200
SESI LLC, 7.125%, 12/15/2021		20,000	19,427
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		20,000	21,260
Smithfield Foods, Inc., 6.625%, 8/15/2022		2,000	2,140
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		15,000	15,994
Springs Industries, Inc., 6.25%, 6/1/2021		25,000	24,875
Sprint Communications, Inc.:
6.0%, 11/15/2022 (b)		25,000	21,362
144A, 7.0%, 3/1/2020 (b)		40,000	42,000
Sprint Corp., 7.125%, 6/15/2024		110,000	96,594
Starz LLC, 5.0%, 9/15/2019		15,000	15,339
Suburban Propane Partners LP, 5.75%, 3/1/2025		20,000	19,250
Sunoco LP:
144A, 5.5%, 8/1/2020		15,000	15,375
144A, 6.375%, 4/1/2023		20,000	20,150
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025 (b)		62,000	62,155
6.625%, 11/15/2020		205,000	211,150
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		15,000	13,722
Talos Production LLC, 144A, 9.75%, 2/15/2018		15,000	7,238
Targa Resources Partners LP, 4.125%, 11/15/2019		10,000	9,300
Tenet Healthcare Corp.:
144A, 3.837%*, 6/15/2020		25,000	24,813
6.25%, 11/1/2018		70,000	74,550
6.75%, 6/15/2023 (b)		50,000	49,625
Tennessee Valley Authority, 4.25%, 9/15/2065		778,000	772,212
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		45,000	41,512
Tesoro Corp., 4.25%, 10/1/2017		15,000	15,338
The WhiteWave Foods Co., 5.375%, 10/1/2022		20,000	21,450
Time Warner Cable, Inc., 7.3%, 7/1/2038		125,000	135,407
Titan International, Inc., 6.875%, 10/1/2020		20,000	16,900
TransDigm, Inc.:
6.0%, 7/15/2022		115,000	116,150
7.5%, 7/15/2021		110,000	116,050
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019		25,000	24,844
Tronox Finance LLC:
6.375%, 8/15/2020		25,000	17,805
144A, 7.5%, 3/15/2022		30,000	21,225
U.S. Treasury Bill, 0.215%***, 2/11/2016 (d)		1,243,000	1,242,717
U.S. Treasury Bonds:
3.0%, 5/15/2045		5,000	5,038
3.125%, 8/15/2044		109,000	113,058
U.S. Treasury Notes:
1.0%, 8/31/2016 (e)		6,586,000	6,616,961
1.0%, 9/30/2016		500,000	502,532
2.0%, 8/15/2025		85,000	83,869
2.5%, 5/15/2024		1,470,000	1,519,230
United Rentals North America, Inc.:
4.625%, 7/15/2023		20,000	20,087
6.125%, 6/15/2023		20,000	20,870
7.625%, 4/15/2022		245,000	265,852
Valeant Pharmaceuticals International, Inc., 144A, 6.375%, 10/15/2020		40,000	35,800
Whiting Petroleum Corp.:
5.75%, 3/15/2021		25,000	23,219
6.25%, 4/1/2023 (b)		120,000	111,600
Williams Partners LP, 4.0%, 9/15/2025 (b)		60,000	51,061
Windstream Services LLC, 7.75%, 10/15/2020 (b)		375,000	337,500
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		30,000	28,350
WPX Energy, Inc., 8.25%, 8/1/2023		35,000	32,900
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		10,000	10,400
144A, 5.625%, 10/1/2024		5,000	5,163
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022		30,000	26,775
Zayo Group LLC:
144A, 6.0%, 4/1/2023		20,000	20,390
144A, 6.375%, 5/15/2025		35,000	35,437
(Cost $39,338,491)			38,897,579
Uruguay 0.0%
Republic of Uruguay, 5.1%, 6/18/2050 (Cost $40,558)		40,000	35,900
Total Bonds (Cost $83,126,456)			80,051,972

Preferred Stock 0.0%
United States
Ally Financial, Inc., "G", 144A, 7.0% (Cost $9,688)		10	10,242

	Shares	Value ($)

Securities Lending Collateral 5.1%
Daily Assets Fund, 0.17% (f) (g) (Cost $4,229,243)	4,229,243	4,229,243

Cash Equivalents 3.0%
Central Cash Management Fund, 0.12% (f) (Cost $2,460,063)	2,460,063	2,460,063

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $89,825,450)†	105.5	86,751,520
Other Assets and Liabilities, Net	(5.5)	(4,570,994)
Net Assets	100.0	82,180,526

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2015.

** These securities are shown at their current rate as of October 31, 2015.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $90,101,217. At October 31, 2015, net unrealized depreciation for all securities based on tax cost was $3,349,697. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $744,029 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,093,726.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $4,113,154, which is 5.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) At October 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At October 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

At October 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
U.S. Treasury Long Bond	USD	12/21/2015	25	3,910,938	17,140

At October 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/21/2015	93	11,874,938	(30,172)
Euro-BTP Italian Government Bond Futures	EUR	12/8/2015	10	1,527,854	(66,653)
Euro-BOBL German Federal Government Bond	EUR	12/8/2015	12	2,074,512	(53,856)
Euro-BUXL 30 Year German Government Bond	EUR	12/8/2015	9	1,560,932	(69,046)
Ultra Long U.S. Treasury Bond	USD	12/21/2015	20	3,195,000	(11,588)
Total unrealized depreciation					(231,315)

At October 31, 2015, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (h)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,900,000[1]	5/5/2016	32,552	(57)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,900,000[1]	3/15/2016	20,953	0
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,900,000[2]	3/15/2016	34,220	0
Total Call Options				87,725	(57)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,900,000[1]	3/15/2016	20,952	(1,418)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,900,000[2]	3/15/2016	7,395	(1,418)
Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/13/2015 8/11/2026	2,600,000[1]	8/11/2016	49,920	(45,095)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	2,600,000[3]	7/11/2016	48,880	(65,300)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,900,000[1]	5/5/2016	32,553	(104,954)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	2,100,000[3]	12/2/2015	45,570	(56,919)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	2,100,000[3]	11/9/2015	42,105	(63,366)
Total Put Options				247,375	(338,470)
Total				335,100	(338,527)

(h) Unrealized depreciation on written options on interest rate swap contracts at October 31, 2015 was $3,427.

At October 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2/3/2015 2/3/2045	2,600,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(298,343)	(266,233)
1/28/2015 1/28/2045	2,900,000	Fixed — 3.087%	Floating — 3-Month LIBOR	(367,379)	(338,865)
9/16/2015 9/16/2045	3,900,000	Fixed — 2.5%	Floating — 3-Month LIBOR	21,430	(324,198)
9/30/2015 9/30/2045	2,100,000	Fixed — 2.88%	Floating — 3-Month LIBOR	(161,917)	(117,979)
12/16/2015 9/18/2017	9,300,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(114,553)	(122,437)
12/16/2015 9/16/2020	19,300,000	Fixed — 2.214%	Floating — 3-Month LIBOR	(624,148)	(641,101)
12/16/2015 12/16/2045	1,000,000	Fixed — 2.75%	Floating — 3-Month LIBOR	(43,120)	(53,038)
9/16/2015 9/16/2022	24,000,000	Floating — 3-Month LIBOR	Fixed — 2.25%	803,738	556,557
12/16/2015 9/16/2025	2,300,000	Floating — 3-Month LIBOR	Fixed — 2.64%	115,745	100,927
9/16/2015 9/16/2045	3,900,000	Floating — 3-Month LIBOR	Fixed — 2.75%	186,519	332,069
12/16/2015 9/17/2035	12,700,000	Floating — 3-Month LIBOR	Fixed — 2.938%	982,502	702,846
12/16/2015 9/18/2045	4,300,000	Floating — 3-Month LIBOR	Fixed — 2.998%	418,683	279,480
9/16/2015 9/16/2045	7,794,000	Floating — 3-Month LIBOR	Fixed — 3.0%	814,565	302,914
Total net unrealized appreciation					410,942

At October 31, 2015, open credit default swap contracts purchased were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (j)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
9/21/2015 12/20/2020	11,760,000[4]	1.0%	Markit CDX Emerging Markets Index	1,183,187	1,426,506	(243,319)
Total unrealized depreciation						(243,319)

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
3/20/2015 6/20/2020	2,103,750	5.0%	Markit CDX North America High Yield Index	(132,910)	(78,083)	(54,827)
Total unrealized depreciation						(54,827)

At October 31, 2015, open credit default swap contracts sold were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (j)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
3/20/2015 6/20/2020	30,000[5]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	3,689	2,673	1,016
12/22/2014 3/20/2020	45,000[6]	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	7,292	6,280	1,012
Total unrealized appreciation						2,028

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 JPMorgan Chase Securities, Inc.

5 Barclays Bank PLC

6 Credit Suisse

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2015 is 0.33%.

At October 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
BRL	3,175,000	USD	881,084	11/10/2015	59,232	Macquarie Bank Ltd.
BRL	1,575,000	USD	440,313	11/10/2015	32,623	BNP Paribas
TWD	13,500,000	USD	427,215	11/12/2015	11,356	Nomura International PLC
SEK	10,895,844	CAD	1,700,000	11/13/2015	24,305	Morgan Stanley
USD	602,752	AUD	850,000	11/13/2015	2,973	Australia & New Zealand Banking Group Ltd.
USD	602,748	AUD	850,000	11/13/2015	2,977	Macquarie Bank Ltd.
AUD	1,700,000	USD	1,244,160	11/13/2015	32,710	JPMorgan Chase Securities, Inc.
ZAR	3,400,000	USD	258,988	11/17/2015	13,895	BNP Paribas
MXN	70,833,200	USD	4,312,812	11/17/2015	28,612	Barclays Bank PLC
ZAR	6,100,000	USD	470,199	11/17/2015	30,472	Barclays Bank PLC
EUR	5,000,000	USD	5,526,692	11/23/2015	27,086	BNP Paribas
ZAR	7,300,000	USD	555,725	11/23/2015	30,041	Nomura International PLC
EUR	2,500,000	USD	2,812,428	11/23/2015	62,625	Barclays Bank PLC
EUR	25,000,000	USD	28,158,325	11/23/2015	660,296	Nomura International PLC
USD	439,521	MXN	7,300,000	11/23/2015	1,800	BNP Paribas
JPY	1,472,000,000	USD	12,353,133	11/24/2015	152,498	Nomura International PLC
TWD	27,000,000	USD	832,049	11/30/2015	311	Nomura International PLC
USD	867,113	INR	58,400,000	12/2/2015	21,903	Nomura International PLC
USD	856,984	MXN	14,600,000	12/14/2015	24,315	Macquarie Bank Ltd.
ZAR	29,200,000	USD	2,158,633	12/14/2015	63,854	BNP Paribas
USD	872,397	INR	58,400,000	12/21/2015	13,632	Nomura International PLC
USD	416,107	IDR	6,200,000,000	12/23/2015	30,297	Commonwealth Bank of Australia
EUR	4,617,891	USD	5,301,200	1/19/2016	215,724	JPMorgan Chase Securities, Inc.
EUR	1,741,830	USD	1,955,770	1/19/2016	37,570	Morgan Stanley
USD	840,729	CNY	5,400,000	2/25/2016	4,637	Australia & New Zealand Banking Group Ltd.
Total unrealized appreciation					1,585,744

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	431,507	BRL	1,575,000	11/10/2015	(23,816)	BNP Paribas
USD	874,720	BRL	3,175,000	11/10/2015	(52,868)	Macquarie Bank Ltd.
CAD	1,700,000	SEK	10,742,113	11/13/2015	(42,304)	JPMorgan Chase Securities, Inc.
NZD	1,300,000	USD	868,693	11/13/2015	(10,759)	JPMorgan Chase Securities, Inc.
USD	553,336	ZAR	7,300,000	11/23/2015	(27,653)	Nomura International PLC
MXN	7,300,000	USD	428,794	11/23/2015	(12,527)	BNP Paribas
USD	2,812,378	EUR	2,500,000	11/23/2015	(62,575)	Barclays Bank PLC
USD	22,296,675	EUR	20,000,000	11/23/2015	(298,252)	Nomura International PLC
USD	3,323,681	JPY	400,000,000	11/24/2015	(8,291)	Nomura International PLC
MXN	14,600,000	USD	855,026	12/14/2015	(26,272)	Macquarie Bank Ltd.
USD	2,112,267	ZAR	29,200,000	12/14/2015	(17,488)	BNP Paribas
IDR	6,200,000,000	USD	402,597	12/23/2015	(43,807)	Commonwealth Bank of Australia
TWD	13,500,000	USD	410,959	12/28/2015	(4,942)	Nomura International PLC
NZD	2,167,000	USD	1,457,905	1/19/2016	(928)	BNP Paribas
USD	884,848	INR	58,400,000	1/29/2016	(4,889)	Morgan Stanley
CNY	5,400,000	USD	820,077	2/25/2016	(25,289)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(662,660)

Currency Abbreviations

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CNY Chinese Yuan

EUR Euro

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

JPY Japanese Yen

MXN Mexican Peso

NZD New Zealand Dollar

SEK Swedish Krona

TWD Taiwan Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments Bonds (k)	$ —	$ 80,051,972	$ —	$ 80,051,972
Preferred Stocks	—	10,242	—	10,242
Short-Term Investments (k)	6,689,306	—	—	6,689,306
Derivatives (l)
Futures Contracts	17,140	—	—	17,140
Interest Rate Swap Contracts	—	2,274,793	—	2,274,793
Credit Default Swap Contracts	—	2,028	—	2,028
Forward Foreign Currency Exchange Contracts	—	1,585,744	—	1,585,744
Total	$ 6,706,446	$ 83,924,779	$ —	$ 90,631,225
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)
Futures Contracts	$ (231,315)	$ —	$ —	$ (231,315)
Written Options	—	(338,527)	—	(338,527)
Interest Rate Swap Contracts	—	(1,863,851)	—	(1,863,851)
Credit Default Swap Contracts	—	(298,146)	—	(298,146)
Forward Foreign Currency Exchange Contracts	—	(662,660)	—	(662,660)
Total	$ (231,315)	$ (3,163,184)	$ —	$ (3,394,499)

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $83,136,144) — including $4,113,154 of securities loaned	$ 80,062,214
Investment in Daily Assets Fund (cost $4,229,243)*	4,229,243
Investment in Central Cash Management Fund (cost $2,460,063)	2,460,063
Total investments in securities, at value (cost $89,825,450)	86,751,520
Cash	126,837
Foreign currency, at value (cost $3,518,141)	3,430,070
Cash held by broker as collateral for forward foreign currency exchange contracts	40,000
Receivable for investments sold	1,044,667
Receivable for Fund shares sold	3,070
Dividends receivable	166
Interest receivable	666,329
Receivable for variation margin on futures contracts	19,935
Receivable for variation margin on centrally cleared swaps	253,487
Unrealized appreciation on bilateral swap contracts	2,028
Unrealized appreciation on forward foreign currency exchange contracts	1,585,744
Upfront payments paid on bilateral swap contracts	1,435,459
Foreign taxes recoverable	10,884
Other assets	16,512
Total assets	95,386,708
Liabilities
Payable upon return of securities loaned	4,229,243
Payable for investments purchased	1,093,890
Payable for investments purchased — when-issued securities	6,410,376
Payable for Fund shares redeemed	23,227
Options written, at value (premiums received $335,100)	338,527
Unrealized depreciation on bilateral swap contracts	243,319
Unrealized depreciation on forward foreign currency exchange contracts	662,660
Accrued management fee	10,895
Accrued Directors fees	1,471
Other accrued expenses and payables	192,574
Total liabilities	13,206,182
Net assets, at value	$ 82,180,526

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(645,610)
Net unrealized appreciation (depreciation) on: Investments	(3,073,930)
Swap contracts	114,824
Futures	(214,175)
Foreign currency	790,240
Written options	(3,427)
Accumulated net realized gain (loss)	(3,969,582)
Paid-in capital	89,182,186
Net assets, at value	$ 82,180,526
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($16,296,696 ÷ 1,828,342 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.91
Maximum offering price per share (100 ÷ 95.50 of $8.91)	$ 9.33

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($231,801 ÷ 25,972 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 8.93

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,073,876 ÷ 232,620 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 8.92
Class S Net Asset Value, offering and redemption price(a) per share ($63,578,153 ÷ 7,140,345 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 8.90

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Interest (net of foreign taxes withheld of $1,363)	$ 3,410,668
Dividends	978
Income distributions — Central Cash Management Fund	4,739
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	12,601
Total income	3,428,986
Expenses: Management fee	370,397
Administration fee	90,341
Services to shareholders	163,993
Distribution and service fees	70,317
Custodian fee	61,127
Audit fees	98,196
Legal fees	13,989
Reports to shareholders	46,036
Registration fees	60,473
Directors' fees and expenses	5,724
Other	14,810
Total expenses before expense reductions	995,403
Expense reductions	(214,213)
Total expenses after expense reductions	781,190
Net investment income	2,647,796
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,657,570)
Swap contracts	(1,914,365)
Futures	1,587,206
Written options	52,130
Foreign currency	553,731
(4,378,868)
Change in net unrealized appreciation (depreciation) on: Investments	(2,970,625)
Swap contracts	377,992
Futures	(548,003)
Written options	77,303
Foreign currency	1,622,771
(1,440,562)
Net gain (loss)	(5,819,430)
Net increase (decrease) in net assets resulting from operations	$ (3,171,634)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income	$ 2,647,796	$ 3,298,397
Net realized gain (loss)	(4,378,868)	780,093
Change in net unrealized appreciation (depreciation)	(1,440,562)	(1,704,614)
Net increase (decrease) in net assets resulting from operations	(3,171,634)	2,373,876
Distributions to shareholders from: Net investment income: Class A	(586,934)	(917,976)
Class B	(7,872)	(14,643)
Class C	(60,665)	(99,445)
Class S	(2,399,580)	(3,628,484)
Net realized gains: Class A	(201,405)	(160,217)
Class B	(3,865)	(3,077)
Class C	(27,265)	(20,857)
Class S	(785,692)	(573,500)
Return of Capital: Class A	(84,424)	—
Class B	(1,132)	—
Class C	(8,726)	—
Class S	(345,151)	—
Total distributions	(4,512,711)	(5,418,199)
Fund share transactions: Proceeds from shares sold	3,161,703	4,682,532
Reinvestment of distributions	4,100,262	4,925,350
Payments for shares redeemed	(18,686,114)	(16,117,479)
Redemption fees	5	129
Net increase (decrease) in net assets from Fund share transactions	(11,424,144)	(6,509,468)
Increase (decrease) in net assets	(19,108,489)	(9,553,791)
Net assets at beginning of period	101,289,015	110,842,806
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $645,610 and $1,299,928, respectively)	$ 82,180,526	$ 101,289,015

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 9.95	$ 10.42	$ 10.19	$ 10.86
Income (loss) from investment operations: Net investment income[a]	.25	.29	.21	.23	.30
Net realized and unrealized gain (loss)	(.57)	(.08)	(.29)	.21	(.61)
Total from investment operations	(.32)	.21	(.08)	.44	(.31)
Less distributions from: Net investment income	(.30)	(.42)	(.23)	(.21)	(.24)
Net realized gains	(.10)	(.07)	(.16)	—	(.04)
Return of capital	(.04)	—	—	—	(.08)
Total distributions	(.44)	(.49)	(.39)	(.21)	(.36)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.91	$ 9.67	$ 9.95	$ 10.42	$ 10.19
Total Return (%)[b]	(3.41)[c]	2.15[c]	(.84)[c]	4.41[c]	(2.97)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	20	24	29	35
Ratio of expenses before expense reductions (%)	1.31	1.23	1.17	1.14	1.12
Ratio of expenses after expense reductions (%)	1.04	1.02	1.03	1.13	1.12
Ratio of net investment income (%)	2.76	2.96	2.07	2.25	2.83
Portfolio turnover rate (%)	336	326	493	395	197

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.68	$ 9.96	$ 10.43	$ 10.20	$ 10.87
Income (loss) from investment operations: Net investment income[a]	.19	.22	.13	.15	.21
Net realized and unrealized gain (loss)	(.57)	(.08)	(.29)	.21	(.61)
Total from investment operations	(.38)	.14	(.16)	.36	(.40)
Less distributions from: Net investment income	(.23)	(.35)	(.15)	(.13)	(.15)
Net realized gains	(.10)	(.07)	(.16)	—	(.04)
Return of capital	(.04)	—	—	—	(.08)
Total distributions	(.37)	(.42)	(.31)	(.13)	(.27)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.93	$ 9.68	$ 9.96	$ 10.43	$ 10.20
Total Return (%)[b]	(4.13)[c]	1.39[c]	(1.58)[c]	3.58[c]	(3.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.23	.38	.45	1	1
Ratio of expenses before expense reductions (%)	2.15	2.06	1.97	1.93	1.91
Ratio of expenses after expense reductions (%)	1.78	1.77	1.78	1.89	1.91
Ratio of net investment income (%)	2.04	2.21	1.29	1.50	2.04
Portfolio turnover rate (%)	336	326	493	395	197

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 9.95	$ 10.42	$ 10.19	$ 10.86
Income (loss) from investment operations: Net investment income[a]	.18	.22	.13	.15	.22
Net realized and unrealized gain (loss)	(.56)	(.08)	(.29)	.22	(.61)
Total from investment operations	(.38)	.14	(.16)	.37	(.39)
Less distributions from: Net investment income	(.23)	(.35)	(.15)	(.14)	(.16)
Net realized gains	(.10)	(.07)	(.16)	—	(.04)
Return of capital	(.04)	—	—	—	(.08)
Total distributions	(.37)	(.42)	(.31)	(.14)	(.28)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 8.92	$ 9.67	$ 9.95	$ 10.42	$ 10.19
Total Return (%)[b]	(4.13)[c]	1.39[c]	(1.66)[c]	3.74[c]	(3.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	5	6
Ratio of expenses before expense reductions (%)	2.07	1.99	1.91	1.87	1.86
Ratio of expenses after expense reductions (%)	1.79	1.77	1.78	1.87	1.86
Ratio of net investment income (%)	2.01	2.22	1.31	1.52	2.09
Portfolio turnover rate (%)	336	326	493	395	197

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.66	$ 9.94	$ 10.42	$ 10.18	$ 10.85
Income (loss) from investment operations: Net investment income (loss)[a]	.27	.32	.23	.26	.33
Net realized and unrealized gain (loss)	(.57)	(.08)	(.29)	.22	(.62)
Total from investment operations	(.30)	.24	(.06)	.48	(.29)
Less distributions from: Net investment income	(.32)	(.45)	(.26)	(.24)	(.26)
Net realized gains	(.10)	(.07)	(.16)	—	(.04)
Return of capital	(.04)	—	—	—	(.08)
Total distributions	(.46)	(.52)	(.42)	(.24)	(.38)
Redemption fees	.00*	.00*	.00*	.00	.00*
Net asset value, end of period	$ 8.90	$ 9.66	$ 9.94	$ 10.42	$ 10.18
Total Return (%)	(3.17)[b]	2.41[b]	(.66)[b]	4.81[b]	(2.72)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	78	84	125	136
Ratio of expenses before expense reductions (%)	1.01	.95	.87	.84	.84
Ratio of expenses after expense reductions (%)	.79	.77	.78	.84	.84
Ratio of net investment income (%)	3.01	3.21	2.30	2.55	3.11
Portfolio turnover rate (%)	336	326	493	395	197
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Enhanced Global Bond Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $3,898,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,963,000) and long-term losses ($935,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (3,898,000)
Unrealized appreciation (depreciation) on investments	$ (3,349,697)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Years Ended October 31,
	2015	2014
Distributions from ordinary income	$ 3,699,429	$ 4,660,548
Distributions from long-term capital gains	$ 373,849	$ 757,651
Return of capital distributions	$ 439,433	$ —

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $5,000,000 to $106,594,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the credit default swap contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $13,864,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $65,000 to $75,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2015, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,055,000 to $24,669,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $23,886,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of October 31, 2015. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in written options contracts had a total value generally indicative of a range from approximately $328,000 to $2,143,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, as part of its currency strategy, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,495,000 to $72,933,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,203,000 to $42,126,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $17,504,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 2,274,793	$ 17,140	$ 2,291,933
Credit Contracts (b)	—	2,028	—	2,028
Foreign Exchange Contracts (c)	1,585,744	—	—	1,585,744
	$ 1,585,744	$ 2,276,821	$ 17,140	$ 3,879,705

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on bilateral swap contracts

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (338,527)	$ —	$ (1,863,851)	$ (231,315)	$ (2,433,693)
Credit Contracts (b)	—	—	(298,146)	—	(298,146)
Foreign Exchange Contracts (c)	—	(662,660)	—	—	(662,660)
	$ (338,527)	$ (662,660)	$ (2,161,997)	$ (231,315)	$ (3,394,499)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures, bilateral swap contracts and centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$ 52,130	$ —	$ (1,869,368)	$ 1,587,206	$ (230,032)
Credit Contracts (a)	—	—	(44,997)	—	(44,997)
Foreign Exchange Contracts (b)	—	885,900	—	—	885,900
	$ 52,130	$ 885,900	$ (1,914,365)	$ 1,587,206	$ 610,871

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 77,303	$ —	$ 679,123	$ (548,003)	$ 208,423
Credit Contracts (a)	—	—	(301,131)	—	(301,131)
Foreign Exchange Contracts (b)	—	1,553,487	—	—	1,553,487
	$ 77,303	$ 1,553,487	$ 377,992	$ (548,003)	$ 1,460,779

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 7,610	$ (7,610)	$ —	$ —
Barclays Bank PLC	122,725	(62,575)	—	60,150
BNP Paribas	139,258	(56,177)	—	83,081
Commonwealth Bank of Australia	30,297	(30,297)	—	—
Credit Suisse	1,012	—	—	1,012
JPMorgan Chase Securities, Inc.	248,434	(248,434)	—	—
Macquarie Bank Ltd.	86,524	(79,140)	—	7,384
Morgan Stanley	61,875	(4,889)	—	56,986
Nomura International PLC	890,037	(490,662)	—	399,375
	$ 1,587,772	$ (979,784)	$ —	$ 607,988
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 25,289	$ (7,610)	$ —	$ 17,679
Barclays Bank PLC	62,575	(62,575)	—	—
BNP Paribas	56,177	(56,177)	—	—
Citigroup, Inc.	185,585	—	—	185,585
Commonwealth Bank of Australia	43,807	(30,297)	—	13,510
JPMorgan Chase Securities, Inc.	296,382	(248,434)	—	47,948
Macquarie Bank Ltd.	79,140	(79,140)	—	—
Morgan Stanley	4,889	(4,889)	—	—
Nomura International PLC	490,662	(490,662)	—	—
	$ 1,244,506	$ (979,784)	$ —	$ 264,722

C. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $306,671,718 and $310,298,084, respectively. Purchases and sales of U.S. Treasury obligations aggregated $6,439,914 and $8,813,939, respectively.

For the year ended October 31, 2015, transactions for written options on swaps were as follows:

	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	32,800,000	$ 333,357
Options written	9,400,000	186,475
Options exercised	(7,600,000)	(100,492)
Options expired	(7,800,000)	(84,240)
Outstanding, end of period	26,800,000	$ 335,100

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.03%
Class B	1.78%
Class C	1.78%
Class S	.78%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.09%
Class B	1.84%
Class C	1.84%
Class S	.84%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 49,632
Class B	1,107
Class C	6,732
Class S	156,742
$ 214,213

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $90,341, of which $7,023 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 22,252	$ 2,900
Class B	421	54
Class C	2,212	244
Class S	66,395	10,686
	$ 91,280	$ 13,884

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 2,242	$ 149
Class C	17,554	1,330
	$ 19,796	$ 1,479

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 43,931	$ 7,003.24%
Class B	746	103.25%
Class C	5,844	886.25%
	$ 50,521	$ 7,992

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015, aggregated $543.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares aggregated $354 and $369, respectively.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,313, of which $10,658 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,096.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	191,930	$ 1,730,315	132,330	$ 1,302,067
Class B	526	4,852	1,882	18,595
Class C	14,968	137,839	40,679	402,190
Class S	142,129	1,288,697	299,926	2,959,680
		$ 3,161,703		$ 4,682,532
Shares issued to shareholders in reinvestment of distributions
Class A	88,963	$ 816,596	101,837	$ 998,644
Class B	811	7,486	1,074	10,545
Class C	8,039	73,968	9,283	91,065
Class S	349,321	3,202,212	390,537	3,825,096
		$ 4,100,262		$ 4,925,350
Shares redeemed
Class A	(534,982)	$ (4,851,859)	(515,154)	$ (5,069,544)
Class B	(14,856)	(135,662)	(8,698)	(85,750)
Class C	(71,600)	(653,733)	(86,295)	(848,995)
Class S	(1,432,345)	(13,044,860)	(1,030,092)	(10,113,190)
		$ (18,686,114)		$ (16,117,479)
Redemption fees		$ 5		$ 129
Net increase (decrease)
Class A	(254,089)	$ (2,304,943)	(280,987)	$ (2,768,739)
Class B	(13,519)	(123,324)	(5,742)	(56,610)
Class C	(48,593)	(441,926)	(36,333)	(355,740)
Class S	(940,895)	(8,553,951)	(339,629)	(3,328,379)
		$ (11,424,144)		$ (6,509,468)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of Deutsche Enhanced Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Enhanced Global Bond Fund (the "Fund") at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 984.40	$ 980.70	$ 980.70	$ 985.60
Expenses Paid per $1,000*	$ 5.20	$ 8.94	$ 8.94	$ 3.95
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,019.96	$ 1,016.18	$ 1,016.18	$ 1,021.22
Expenses Paid per $1,000*	$ 5.30	$ 9.10	$ 9.10	$ 4.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Deutsche Enhanced Global Bond Fund	1.04%	1.79%	1.79%	.79%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.04 per share from net long-term capital gains during its year ended October 31, 2015.

A total of 4.06% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Enhanced Global Bond Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	25156A 734	25156A 742	25156A 759	25156A 767
Fund Number	461	661	761	2061

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche enhanced global bond fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$89,632	$0	$0	$0
2014	$87,442	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Global Bond Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015